SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[  ]   Preliminary Proxy Statement           [_]   Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))
[_]  Definitive proxy statement
[X]  Definitive additional materials
[_]  Soliciting material pursuant to Rule 14a-12

                          IXIS Advisor Funds Trust III
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         (5)  Total fee paid:
         -----------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
--------------------------------------------------------------------------------
         (1) Amount Previously Paid:
         -----------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
         (3) Filing Party:
         -----------------------------------------------------------------------
         (4) Date Filed:

June 24, 2005


Dear Shareholder:

In April you received proxy voting materials regarding a proposal to change the Declarations of Trust for the IXIS Advisor Funds and Loomis Sayles Funds. The Special Meeting of Shareholders was held on June 2, 2005 and was adjourned until June 22, 2005 to allow for the solicitation of additional necessary votes. Because the requisite votes were not received on that date, the meeting has been adjourned again until July 21, 2005.

TO DATE, WE HAVE NOT RECEIVED YOUR VOTE. PLEASE TAKE A FEW MINUTES TO REVIEW THE INFORMATION PROVIDED IN THIS LETTER AND VOTE YOUR SHARES. WE CANNOT EMPHASIZE ENOUGH THE IMPORTANCE OF YOUR VOTE, REGARDLESS OF HOW MANY SHARES YOU OWN. IF WE DO NOT RECEIVE ENOUGH VOTES BY JULY 21, WE MAY HAVE TO RESOLICIT SHAREHOLDERS. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF ADDITIONAL SOLICITATION BY VOTING TODAY.

The Agreement and Declarations of Trust for each Trust governs the basic operations of the Trusts. Shareholder approval is required for certain changes. The changes described in the proxy statement you received in April are intended to modernize the Declarations of Trust to accommodate changes in law or practice since the Declarations of Trust were last approved by shareholders, as well as to make the Declarations of Trust uniform across the Trusts. We anticipate that the overall effect of these changes will reduce costs and expenses in the administration of the Funds and provide more flexibility for the operations of the Funds, within limits of applicable law.

VOTE BY TOLL-FREE TELEPHONE, INTERNET OR MAIL Voting by toll-free telephone or via the Internet is the quickest way to register your vote before the meeting. Of course, you also may vote by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. Please see the enclosed proxy card for more information and voting instructions. If you do vote via the Internet or by telephone, you do not need to mail your proxy card. If you want to change your vote, you may do so using any of these methods. A proxy solicitation firm, Alamo Direct, may call to remind you to return your proxy.

Thank you for your cooperation in voting on this important proposal. If you have questions, please call your financial representative.

Sincerely,


John T. Hailer
President, IXIS Advisor Funds
and Loomis Sayles Funds II


 IXIS Asset Management Distributors, L.P. 399 Boylston Street  Boston, MA 02116
                            www.ixisadvisorfunds.com

June 24, 2005


Dear Shareholder:

In April you received proxy voting materials regarding a proposal to change the Declarations of Trust for the IXIS Advisor Funds and Loomis Sayles Funds. The Special Meeting of Shareholders was held on June 2, 2005 and was adjourned until June 22, 2005 to allow for the solicitation of additional necessary votes. Because the requisite votes were not received on that date, the meeting has been adjourned again until July 21, 2005.

To date, we have not received your vote. Please take a few minutes to review the information provided in this letter and vote your shares. We cannot emphasize enough the importance of your vote, regardless of how many shares you own. If we do not receive enough votes by July 21, we may have to resolicit shareholders. Please help your fund avoid the expense of additional solicitation by voting today.

The Agreement and Declarations of Trust for each Trust governs the basic operations of the Trusts. Shareholder approval is required for certain changes. The changes described in the proxy statement you received in April are intended to modernize the Declarations of Trust to accommodate changes in law or practice since the Declarations of Trust were last approved by shareholders, as well as to make the Declarations of Trust uniform across the Trusts. We anticipate that the overall effect of these changes will reduce costs and expenses in the administration of the Funds and provide more flexibility for the operations of the Funds, within limits of applicable law.

Vote by toll-free telephone, Internet or mail
Voting by toll-free telephone or via the Internet is the quickest way to register your vote before the meeting. Of course, you also may vote by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. Please see the enclosed proxy card for more information and voting instructions. If you do vote via the Internet or by telephone, you do not need to mail your proxy card. If you want to change your vote, you may do so using any of these methods. A proxy solicitation firm, Alamo Direct, may call to remind you to return your proxy.

Thank you for your cooperation in voting on this important proposal. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy, please call our service center representatives toll-free at 800-225-5478.

Sincerely,


John T. Hailer
President, IXIS Advisor Funds
and Loomis Sayles Funds II


 IXIS Asset Management Distributors, L.P. 399 Boylston Street Boston, MA 02116
                            www.ixisadvisorfunds.com

MEETING ADJOURNED AGAIN. YOUR VOTE IS STILL NEEDED!



MEETING ADJOURNED AGAIN. YOUR VOTE IS STILL NEEDED!



MEETING ADJOURNED AGAIN. YOUR VOTE IS STILL NEEDED!

Microsoft Word 11.0.5604;Excerpts of www.ixisadvisorfunds.com website:

On homepage:

Online proxy voting is now available for all shareholders. [Links to page below]
-------------------

IXIS Advisor Funds: Online Proxy Voting


                  Online Proxy Voting

                  IXIS Asset Management Distributors, L.P. has announced an important proposal regarding many of our funds, which requires a shareholder vote.

                  The Special Meeting of Shareholders was held on June 2, 2005 and was adjourned for certain funds to allow for the solicitation of additional necessary votes in connection with the proposal to change the Declarations of Trust. The meeting has been rescheduled for July 21, 2005. Funds still eligible to vote for the proposal to change the Declarations of Trust are listed below.


Please vote on this important proposal if you own shares in the following funds:

Harris Associates Focused Value Fund IXIS Equity Diversified Portfolio IXIS Moderate Diversified Portfolio Loomis Sayles Aggressive Growth Fund Loomis Sayles Growth Fund Loomis Sayles High Income Fund Loomis Sayles Institutional High Income Fund Loomis Sayles Investment Grade Bond Fund
Loomis Sayles Limited Term Government and Agency Fund Loomis Sayles Municipal Income Fund Loomis Sayles Research Fund Loomis Sayles Small Cap Growth Fund Loomis Sayles Strategic Income Fund Loomis Sayles Tax-Managed Equity Fund Loomis Sayles Value Fund Loomis Sayles Worldwide Fund
                          [Link] Proxy letter to shareholders* [Link] Official
                           proxy statement*
                          [Link to vote.proxy-direct.com] Enter our Electronic Proxy Voting Center


                   Remember - your vote counts

                           Important note:
                        Please help your fund avoid the expense of additional solicitation by voting today. If you own shares in more than one account, you may have received a separate card for each account. These are not duplicate cards; it is important to vote each account represented by the proxy cards received.

                    Your vote is extremely important, regardless of the number of shares you own. Voting promptly is also essential. If we do not receive enough votes, we will have to resolicit shareholders. You may receive a reminder call to return your proxy.

                  If you vote electronically, you do not need to mail your proxy card.

                  However, if you want to change your vote you may do so using the proxy card, telephone or Internet.

                  Thank you for your cooperation in voting on this important proposal. If you have any questions regarding the proxy statement, please call your financial advisor, or call IXIS Advisor Funds at 800-225-5478.

                  * To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe's Web site.